UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 23, 2025
MID PENN BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2407 Park Drive Harrisburg, Pennsylvania	1.866.642.7736	17110
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.
CURRENT REPORT ON FORM 8-K

ITEM 4.01     Change in Registrant’s Certifying Accountant

(a) On December 23, 2025, Mid Penn Bancorp, Inc. (the “Company”) dismissed RSM US LLP (“RSM”) as its independent registered public accounting firm, to be effective upon the completion of the audit for the fiscal year ending December 31, 2025. The dismissal of RSM was approved by the Audit Committee of the Board of Directors of the Company. The audit reports of RSM on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2024 and December 31, 2023 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle.

During the Company’s fiscal years ended December 31, 2023 and December 31, 2024, and the subsequent interim period through December 23, 2025, there were no: (i) disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of RSM would have caused RSM to make reference thereto in its reports on the financial statements of the Company for such years, or (ii) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K, other than a material weakness in the Company’s internal control over financial reporting disclosed by the Company in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which material weakness was subsequently remediated by the Company.

The Company provided RSM with a copy of the disclosure it is making in this Current Report on Form 8-K and requested from RSM a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of RSM’s letter dated December 29, 2025 is attached hereto as Exhibit 16.1.

(b) Following a competitive process, on December 23, 2025, the Company engaged Deloitte & Touche LLP (“Deloitte”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2026, and related interim periods, subject to Deloitte’s customary client acceptance procedure. The engagement of Deloitte was approved by the Audit Committee of the Board of Directors of the Company.

During the Company’s fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through December 23, 2025, neither the Company nor anyone on its behalf consulted with Deloitte with respect to either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered regarding the Company’s consolidated financial statements, and Deloitte neither provided a written report to the Company nor provided oral advice to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of any disagreement or reportable event, as set forth in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively.

ITEM 9.01    Financial Statements and Exhibits
(d)Exhibits.

16.1	Letter of RSM US LLP to the Securities and Exchange Commission

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)

Date: December 29, 2025	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer